CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net earnings	$ 1,455	$ 1,081	$ 1,978	$ 1,101	$ 1,416
Other comprehensive income (loss), net of tax expense (benefit):
Unrealized holding gains (losses) on securities during the period, net of tax expense (benefits) of $646, $317, $346, $123 and $96 for the six months ended June 30, 2011 and 2010 (unaudited) and For the years ended December 31, 2010, 2009 and 2008, respectively	1,254	615	(671)	(239)	(187)
Comprehensive income	2,709	1,696	1,307	862	1,229
Accumulated comprehensive income (loss)	$ 203	$ 235	$ (1,051)	$ (380)	$ (141)